October 9, 2001


                       THE CARL DOMINO EQUITY INCOME FUND
                            SUPPLEMENT TO PROSPECTUS
                               DATED MARCH 1, 2001



         The Board of Trustees of AmeriPrime Funds has determined to redeem all outstanding shares of the Carl Domino Equity Income Fund. The Board has concluded that, due to the small size of the Fund, it is unlikely that the Fund will be able to meet its investment objective, and that the Fund therefore should cease operations.

         Effective immediately, the Fund will no longer pursue its stated investment objective and instead will begin liquidating its portfolio and investing in cash equivalents. These changes in strategy and investments will begin immediately and will remain in effect until the Fund's shares have been redeemed. Shares of the Fund are no longer available for purchase but may be redeemed in accordance with the prospectus. Any shareholders that have not redeemed their shares of the Fund prior to October 19, 2001 will have their shares automatically redeemed as of that date, with proceeds being sent to the address of record.

         Prior to October 19, 2001 you may redeem your account in accordance with the section titled "How to Redeem Shares" in the Prospectus. Please call shareholder services at 1-800-506-9922 for more information.



         This supplement and the Prospectus dated March 1, 2001 provide the information a prospective investor ought to know before investing and should be retained for future reference. A Statement of Additional Information has been filed with the Securities and Exchange Commission dated March 1, 2001, which is incorporated herein by reference and can be obtained without charge by calling the Fund at 1-800-506-9922.